Since the printing of the Red Prospectus Supplement dated 11/26/96, three Mortgage Loans dropped from the Mortgage Pool: Loan #18, American Financial Center No. 5 ($7.85 mm); Loan #23, Camelback Plaza ($7.24 mm); and Loan #48:
Woodland Manor Apartments ($3.98 mm). In addition, the Interest Rates on the following two Mortgage Loans changed: Loan #88, Cedar Square Shopping Center, should be 8.63%, and Loan #97, Crosby Green Apartments, should be 8.37%.

General Pool Characteristics
===============================================================
Number of Mortgage Loans:                                  136
Aggregate Cut-Off Date Principal Balance:              approx.
                                                  $512,102,799

Average Cut-Off Date Principal Balance:          $3,765,461.75
Maximum Cut-Off Date Principal Balance:            $27,292,186
Minimum Cut-Off Date Principal Balance:               $620,000

Weighted Average Gross Coupon:                           8.74%
Gross Coupon Range:                               7.61%--9.70%

Weighted   Average   Remaining   Term   to          120 months
Maturity:
Range of Remaining Terms to Maturity:            60--295 months

Weighted   Average   Remaining   Term   of          300 months
Amortization:
Range of Remaining Terms of Amortization:       119--360 months

Weighted Average DSCRs:                                  1.36x
Range of DSCRs:                                     1.15--2.72x

Weighted Average Appraised LTV:                         69.35%
Range of Appraised LTVs:                          32.1%--85.0%

Number of Self Amortizing Mortgage Loans:                    5
Self  Amortizing  Mortgage Loans as a % of                2.5%
Cut-Off Date Principal Balance:

Weighted Average Balloon LTV at Maturity:               57.30%
Range of LTVs at Maturity:                       0.00%--76.81%

Largest State Concentration (TX):                        17.2%
Largest Affiliated Borrower Concentration:                2.9%
Largest Loan Concentration:                               5.3%

$  Amount  of  Aggregate  Cut-Off  Balance     $307,556,916.03
Originated by Midland
$  Amount  of  Aggregate  Cut-Off  Balance     $150,228,070.08
Originated   by  GACC   (Deutsche   Morgan
Grenfell)
$  Amount  of  Aggregate  Cut-Off  Balance      $54,317,812.56
Originated by BCMC (Llama Co.)
===============================================================

                    RANGE OF GROSS COUPONS

            Range of                                            WA                WA     Max. Orig            Total
              Gross                   #         %              Rem       WA     Curr       Balance          Current
             Coupons               Loan      Pool      WAC    Term      Age      LTV        Amount          Balance
  7.50%<  Gross Coupon  <= 7.75%      1      5.33    7.610  110.00    10.00    77.98   $27,497,600   $27,292,185.76
  7.75%<  Gross Coupon  <= 8.00%      1      1.64    7.790   60.00       .0    74.79    $8,395,000    $8,395,000.00
  8.00%<  Gross Coupon  <= 8.25%      4      5.22    8.123  111.52      .00    79.02    $9,800,000   $26,750,000.00


[RESTUBBED TABLE FROM ABOVE]

              Preliminary Computational Materials
                     Collateral Term Sheet


  8.25%<  Gross Coupon  <= 8.50%     15     16.15    8.452  126.07      .27    71.20   $16,890,000   $82,688,858.95
  8.50%<  Gross Coupon  <= 8.75%     24     15.51    8.614  107.37     3.03    63.96   $18,000,000   $79,406,051.83
  8.75%<  Gross Coupon  <= 9.00%     39     29.30    8.876  126.91     2.42    68.44   $10,700,000  $150,059,412.38
  9.00%<  Gross Coupon  <= 9.25%     33     17.97    9.166  124.15     3.13    69.02   $10,046,000   $92,049,535.03
  9.25%<  Gross Coupon  <= 9.50%     12      6.52    9.383  119.29     3.63    67.20    $8,700,000   $33,370,816.39
  9.50%<  Gross Coupon  <= 9.75%      7      2.36    9.596  118.24     3.18    67.09    $3,150,000   $12,090,938.33

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.



              Preliminary Computational Materials
                     Collateral Term Sheet


     RANGE OF ORIGINAL AND CUT-OFF DATE PRINCIPAL BALANCES

                                  RANGE OF ORIGINAL AND CUT-OFF DATE PRINCIPAL BALANCES

            Range of                                             WA               WA     Max. Orig            Total
      Original and Cut-Off             #         %              Rem      WA     Curr       Balance          Current
          Date Balances             Loan      Pool      WAC    Term     Age      LTV        Amount          Balance
    600,000< Balance<=   750,000       4       .54    8.952  115.45    4.55    53.17      $750,000    $2,759,881.79
    750,000< Balance<= 1,000,000      15      2.69    9.041  120.44    3.21    59.62    $1,000,000   $13,759,211.34
  1,000,000< Balance<= 2,000,000      42     12.16    8.977  131.77    2.35    66.94    $2,000,000   $62,269,338.62
  2,000,000< Balance<= 3,000,000      18      8.69    8.925  123.90    1.90    69.82    $2,888,000   $44,521,926.83
  3,000,000< Balance<= 4,000,000      12      7.70    8.866  137.39    1.04    65.76    $3,700,000   $39,434,555.07
  4,000,000< Balance<= 5,000,000      14     12.55    8.830  111.12    3.17    71.64    $5,000,000   $64,279,132.95
  5,000,000< Balance<= 6,000,000       6      6.27    8.853  125.98    1.66    66.34    $5,650,000   $32,130,499.39
  6,000,000< Balance<= 7,000,000       3      3.78    8.736  106.56    1.71    73.65    $7,000,000   $19,342,183.56
  7,000,000< Balance<= 8,000,000       7     10.39    8.949  132.39    2.62    67.86    $8,000,000   $53,191,835.52
  8,000,000< Balance<= 9,000,000       4      6.73    8.602  116.01    1.51    68.68    $8,916,000   $34,467,251.16
  9,000,000< Balance<=10,000,000       2      3.67    8.425  148.25     .48    82.20    $9,800,000   $18,804,859.25
 10,000,000< Balance<=11,000,000       4      8.05    8.832  107.27    3.48    69.67   $10,700,000   $41,234,628.21
 11,000,000< Balance<=12,000,000       1      2.28    8.440  120.00     .00    72.12   $11,700,000   $11,700,000.00
 12,000,000< Balance<=13,000,000       1      2.41    8.540   75.00    9.00    72.16   $12,450,000   $12,339,021.33
 16,000,000< Balance<=17,000,000       1      3.30    8.470  120.00     .00    75.74   $16,890,000   $16,890,000.00
             Balance> 17,000,000       2      8.78    7.995   96.63    6.07    69.05   $27,497,600   $44,978,473.65

Total.....                           136   100.00%    8.744  119.74    2.63    69.35   $27,497,600  $512,102,798.67

                                           RANGE OF REMAINING TERMS TO MATURITY

          Remaining                                           WA                WA      Max. Orig             Total
          Terms to                   #        %              Rem       WA     Curr        Balance           Current
          Maturity                Loan     Pool     WAC     Term      Age      LTV         Amount           Balance

   48<   Rem Term<=   60             2     2.51   8.030    60.00      .00    73.98     $8,395,000    $12,870,000.00
   60<   Rem Term<=   72             2     2.28   8.857    70.88    12.24    61.08    $10,500,000    $11,681,039.79
   72<   Rem Term<=   84             8    10.05   8.634    78.80     2.45    65.77    $18,000,000    $51,451,843.63
   84<   Rem Term<=   96             1      .38   8.730    96.00      .00    67.78     $1,925,000     $1,925,000.00
   96<   Rem Term<=  108             3     3.28   8.977   106.86    12.86    53.99     $8,000,000    $16,813,569.10
  108<   Rem Term<=  120            84    59.71   8.716   117.51     2.45    71.74    $27,497,600   $305,752,172.68
  120<   Rem Term<=  132             1      .62   9.160   132.00      .00    69.57     $3,200,000     $3,200,000.00
  132<   Rem Term<=  144            21    13.72   8.929   143.16      .84    63.76     $8,916,000    $70,260,982.13
  156<   Rem Term<=  168             1      .36   9.150   166.00     2.00    76.90     $1,839,000     $1,837,844.63
  168<   Rem Term<=  180            11     6.12   8.862   178.01      .99    74.63     $9,010,000    $31,354,892.83
  228<   Rem Term<=  240             1      .25   9.220   238.00     2.00    84.91     $1,275,000     $1,273,664.59
  288<   Rem Term<=  300             1      .72   8.490   295.00     5.00    54.30     $3,700,000     $3,681,789.29

Total.....                         136  100.00%   8.744   119.74     2.63    69.35    $27,497,600   $512,102,798.67

                                                       ORIGINATOR

                                                              WA                WA      Max. Orig             Total
                                #          %                 Rem       WA     Curr           Loan           Current
    Originator                Loan       Pool       WAC      Term      Age      LTV         Amount           Balance

       BCMC                    17      10.61     8.975    144.67     2.90    71.85     $9,010,000    $54,317,812.56
       GACC                    21      29.34     8.603    101.65     5.09    70.09    $27,497,600   $150,228,070.08
        MCF                    98      60.06     8.773    124.18     1.38    68.54    $11,700,000   $307,556,916.03

Total.....                    136    100.00%     8.744    119.74     2.63    69.35    $27,497,600   $512,102,798.67

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

              Preliminary Computational Materials
                     Collateral Term Sheet


             RANGE OF REMAINING AMORTIZATION TERMS

          Remaining                                           WA                WA      Max. Orig             Total
        Amortization                 #        %              Rem       WA     Curr        Balance           Current
            Terms                 Loan     Pool     WAC    Amort      Age      LTV         Amount           Balance

  108<   Rem Term <=  120            1      .39   8.820   120.00     1.00    44.41     $2,000,000     $1,989,559.26
  168<   Rem Term <=  180            5     5.16   8.729   178.14      .33    59.15    $18,000,000    $26,437,908.49
  192<   Rem Term <=  204            1      .49   9.440   204.00     3.00    56.15     $2,525,000     $2,509,778.41
  228<   Rem Term <=  240           21    10.53   8.891   240.00     5.73    59.93    $10,500,000    $53,923,198.35
  252<   Rem Term <=  264            1      .21   8.920   264.00      .00    74.83     $1,100,000     $1,100,000.00
  264<   Rem Term <=  276            1     2.09   8.890   276.00      .00    71.33    $10,700,000    $10,700,000.00
  288<   Rem Term <=  300           83    52.52   8.883   300.00     2.32    68.42    $12,450,000   $268,955,189.30
  348<   Rem Term <=  360           23    28.61   8.414   360.00     2.71    76.74    $27,497,600   $146,487,164.86

Total.....                         136  100.00%   8.744   302.81     2.63    69.35    $27,497,600   $512,102,798.67

                                                 GEOGRAPHIC DISTRIBUTION

                                   WA                          WA   Min. Curr   Max. Curr         Total     Average
            #       %             Rem    WA     MIN     MAX  Curr        Loan        Loan       Current     Current
State   Loans    Pool     WAC    Term   Age     AGE     AGE   LTV      Amount      Amount       Balance     Balance

AZ          7    3.08   8.963  134.32  1.03     .00    3.00 70.38    $620,000  $6,061,466   $15,767,835  $2,252,548
CA         15   15.25   8.866  127.72  2.06     .00   12.00 69.90  $1,248,638 $11,700,000   $78,087,248  $5,205,817
CO          5    7.04   7.949  114.54  7.74     .00   10.00 74.47    $950,000 $27,292,186   $36,075,607  $7,215,121
CT          3    2.30   8.831  118.46  1.54     .00    3.00 77.72  $2,241,407  $5,000,000   $11,789,335  $3,929,778
FL         14    9.94   8.764  128.66  3.65     .00   14.00 71.04    $978,437 $12,339,021   $50,881,050  $3,634,361
GA          3    1.13   8.793  132.64  2.57     .00    7.00 66.39  $1,250,000  $2,400,000    $5,761,251  $1,920,417
MA          4    4.03   8.905  127.99  1.62     .00    4.00 62.91  $1,600,000  $8,916,000   $20,636,346  $5,159,086
MD          6    5.32   9.039  125.77  1.90     .00    4.00 70.54  $2,100,000  $7,708,582   $27,265,744  $4,544,291
MI          9    6.07   9.164  121.43  4.36     .00   10.00 67.76    $674,768  $8,656,251   $31,062,911  $3,451,435
MN          7    1.95   8.884  112.91  3.71     .00   10.00 61.45    $835,695  $2,792,514    $9,967,329  $1,423,904
MO          2    3.63   8.517  119.54   .46     .00    5.00 75.29  $1,698,450 $16,890,000   $18,588,450  $9,294,225
MT          2     .44   8.965  212.49  1.12     .00    2.00 64.52  $1,000,000  $1,273,665    $2,273,665  $1,136,832
NJ          4    2.79   8.825   89.54  9.65     .00   12.00 61.86  $1,294,871 $10,299,239   $14,290,446  $3,572,612
NM          2    1.15   8.651   94.31   .36     .00    2.00 65.91  $1,048,226  $4,850,000    $5,898,226  $2,949,113
NV          2    2.29   8.243  120.00   .00     .00     .00 77.24  $1,950,000  $9,800,000   $11,750,000  $5,875,000
NY          5    5.40   8.867  118.01   .11     .00    3.00 71.11  $1,057,272 $10,700,000   $27,657,272  $5,531,454
OK          4    1.62   8.711  130.35  2.32     .00    4.00 74.36    $812,787  $4,636,807    $8,277,753  $2,069,438
OR          1     .21   8.850  179.00  1.00    1.00    1.00 52.10  $1,099,380  $1,099,380    $1,099,380  $1,099,380
PA          3    4.01   8.702   81.74   .51     .00    6.00 57.93  $1,100,000 $17,686,288   $20,531,536  $6,843,845
TX         31   17.16   8.729  120.58  1.57     .00   12.00 68.02    $750,000 $10,200,000   $87,890,568  $2,835,180
UT          1     .56   9.180  142.00  2.00    2.00    2.00 84.60  $2,884,950  $2,884,950    $2,884,950  $2,884,950
VA          4    2.36   8.908  112.88  6.85     .00   15.00 63.66  $1,540,053  $4,808,738   $12,098,791  $3,024,698
WA          2    2.26   8.086   76.18   .27     .00    1.00 74.18  $3,172,106  $8,395,000   $11,567,106  $5,783,553

Total..   136 100.00%   8.744  119.74  2.63     .00   15.00 69.35    $620,000 $27,292,186  $512,102,799  $3,765,462

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                                           Preliminary Computational Materials
                                                  Collateral Term Sheet


                                           RANGE OF ORIGINAL APPRAISAL BALANCES

          Original                                              WA                WA    Max. Orig             Total
          Appraisal                    #        %              Rem      WA      Curr      Balance           Current
          Balances                  Loan     Pool      WAC    Term     Age       LTV       Amount           Balance

   500,000  <Balance  <=  600,000      1      .16    9.220  116.00    4.00     71.93     $815,625       $812,787.42
   750,000  <Balance  <=1,000,000      1      .21    9.280  177.00    3.00     66.50   $1,060,000     $1,057,272.21
 1,000,000  <Balance  <=2,000,000     28     5.88    8.973  132.37    2.42     67.92   $2,400,000    $30,087,707.53
 2,000,000  <Balance  <=3,000,000     34    10.50    8.983  128.95    2.39     65.62   $2,245,000    $53,770,441.81
 3,000,000  <Balance  <=4,000,000     12     5.91    8.868  120.24    2.05     71.24   $2,888,000    $30,290,298.44
 4,000,000  <Balance  <=5,000,000     12     7.10    8.961  118.39    1.11     66.36   $3,440,000    $36,378,616.95
 5,000,000  <Balance  <=6,000,000      3     2.59    8.741  117.62    2.38     77.37   $4,645,000    $13,282,199.96
 6,000,000  <Balance  <=7,000,000     13    11.09    8.819  127.63    2.18     68.98   $5,100,000    $56,783,068.28
 7,000,000  <Balance  <=8,000,000      6     6.31    8.741  107.72    3.57     71.92   $6,300,000    $32,321,517.20
 8,000,000  <Balance  <=9,000,000      2     2.28    8.853  118.96    1.04     70.50   $6,072,000    $11,686,465.94
 9,000,000  <Balance  <=10,000,000     2     2.96    9.046  147.00    2.52     78.44   $7,725,000    $15,177,414.56
10,000,000  <Balance  <=11,000,000     5     7.55    8.863  137.44     .96     73.84   $9,010,000    $38,649,813.70
11,000,000  <Balance  <=12,000,000     3     4.76    8.355  115.09     .00     69.63   $8,500,000    $24,395,000.00
12,000,000  <Balance  <=13,000,000     2     3.60    8.747  117.19    2.81     75.58   $9,800,000    $18,456,251.16
13,000,000  <Balance  <=14,000,000     1     1.96    9.180  118.00    2.00     74.89  $10,046,000    $10,035,389.63
14,000,000  <Balance  <=15,000,000     3     5.07    8.768  124.47     .19     64.53  $10,700,000    $25,945,636.19
15,000,000  <Balance  <=16,000,000     1     1.74    8.650  144.00     .00     58.66   $8,916,000     $8,916,000.00
16,000,000  <Balance  <=17,000,000     1     2.28    8.440  120.00     .00     72.12  $11,700,000    $11,700,000.00
                       >17,000,000     6    18.03    8.333   96.12    6.52     67.31  $27,497,600    $92,356,917.69

Total.....                           136  100.00%    8.744  119.74    2.63     69.35  $27,497,600   $512,102,798.67

                                                       CURRENT LTV

            Range                                               WA                WA    Max. Orig             Total
         of Current                  #          %              Rem      WA      Curr      Balance           Current
            LTVs                  Loan       Pool      WAC    Term     Age       LTV       Amount           Balance

  30.000<   LTV<= 35.000             2       1.12    9.201  139.34    1.83     34.07   $5,050,000     $5,720,404.28
  35.000<   LTV<= 40.000             2        .39    8.840  148.54    1.50     39.22   $1,000,000     $1,997,321.82
  40.000<   LTV<= 45.000             4       2.27    8.967  108.68    8.42     41.74   $8,000,000    $11,622,290.29
  50.000<   LTV<= 55.000             3       1.57    8.612  208.30    2.43     53.59   $3,700,000     $8,031,169.40
  55.000<   LTV<= 60.000            17       9.64    8.817  110.13    2.04     56.68  $18,000,000    $49,378,273.82
  60.000<   LTV<= 65.000            14       8.17    8.960  114.09    5.44     62.69  $10,500,000    $41,833,774.89
  65.000<   LTV<= 70.000            32      17.17    8.928  121.51    2.06     67.55   $7,125,000    $87,951,694.35
  70.000<   LTV<= 75.000            45      36.55    8.758  114.87    1.71     72.78  $12,450,000   $187,160,212.76
  75.000<   LTV<= 80.000            13      19.32    8.399  121.68    3.74     77.82  $27,497,600    $98,944,183.46
  80.000 <  LTV<= 85.000             4       3.80    8.669  146.63     .89     84.23   $9,010,000    $19,463,473.60

Total.....                         136    100.00%    8.744  119.74    2.63     69.35  $27,497,600   $512,102,798.67

                                         STABILIZED OCCUPANCY PERCENTAGE RANGE

         %                                                    WA                WA      Max. Orig             Total
    Stabilized                      #         %              Rem       WA        %           Loan           Current
     Occupancy                   Loan      Pool     WAC     Term      Age   Occup.         Amount           Balance

             % OCC  =   0.000      12     19.82   8.528   106.38     4.74      .00    $27,497,600   $101,520,946.29
  70.000<    % OCC <=  75.000       1      1.53   9.000   108.00    12.00    75.00     $8,000,000     $7,850,184.13
  75.000<    % OCC <=  80.000       3      1.84   8.924   126.46     2.81    79.60     $7,125,000     $9,431,038.04
  80.000<    % OCC <=  85.000       6      3.76   8.933   118.63     1.37    84.74     $7,850,000    $19,250,962.28

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

[RESTUBBED TABLE FROM ABOVE]

              Preliminary Computational Materials
                     Collateral Term Sheet

  85.000<    % OCC <=  90.000      25     10.50   8.867   132.11     1.70    89.41     $9,010,000    $53,764,343.57
  90.000<    % OCC <=  95.000      78     50.44   8.734   122.66     2.15    93.64    $12,450,000   $258,280,966.71
  95.000<    % OCC <= 100.000      11     12.11   8.916   119.57     1.16    98.82    $11,700,000    $62,004,357.65

                        Total.....136    100.00%  8.744   119.74     2.63    74.38    $27,497,600   $512,102,798.67

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

              Preliminary Computational Materials
                     Collateral Term Sheet

                       BALLOON LTV RANGE

             Range                                               WA        Max. Orig            Total
          of Balloon                     #            %     Balloon             Loan          Current
             LTVs                     Loan         Pool         LTV           Amount          Balance

  15.000<    LTV <= 20.000               1          .27       18.58       $1,350,000    $1,343,160.14
  20.000<    LTV <= 25.000               1          .14       23.28         $682,878      $674,768.09
  25.000<    LTV <= 30.000               2         2.58       28.42       $8,000,000   $12,895,820.32
  30.000<    LTV <= 35.000               5         1.26       32.97       $2,525,000    $6,289,647.13
  35.000<    LTV <= 40.000               3         1.87       38.19       $7,500,000    $9,331,453.39
  40.000<    LTV <= 45.000              17        10.93       42.46      $18,000,000   $54,520,349.79
  45.000<    LTV <= 50.000              10         3.82       47.50       $3,100,000   $19,080,318.34
  50.000<    LTV <= 55.000              17        10.99       52.84      $10,500,000   $54,824,475.90
  55.000<    LTV <= 60.000              28        21.43       57.91      $11,700,000  $106,941,046.69
  60.000<    LTV <= 65.000              31        20.39       61.90      $12,450,000  $101,762,499.94
  65.000<    LTV <= 70.000               9        17.34       67.13      $27,497,600   $86,537,027.11
  70.000<    LTV <= 75.000               6         7.72       70.60       $9,800,000   $38,522,422.82
  75.000<    LTV <= 80.000               1         1.26       76.81       $6,300,000    $6,300,000.00

Total.....                             131      100.00%       57.30      $27,497,600  $499,022,989.66

                         PROPERTY TYPE
                                                                WA                WA     Max. Orig            Total
                                   #          %                Rem       WA     Curr          Loan          Current
Loan Feature                    Loan       Pool        WAC    Term      Age      LTV        Amount          Balance

Congregate Care                    1        .87      8.480   60.00      .00    72.47    $4,475,000    $4,475,000.00
Factory Outlet                     3       3.24      8.760  132.72      .16    63.93    $8,916,000   $16,613,612.50
Hotel                              1       1.53      9.000  108.00    12.00    40.89    $8,000,000    $7,850,184.13
Industrial                         1        .62      8.850   84.00      .00    67.37    $3,200,000    $3,200,000.00
Industrial/Warehouse               8       4.33      9.008   91.42     6.13    62.47   $10,500,000   $22,194,151.16
Mini-Warehouse                     1        .24      9.180  144.00      .00    66.88    $1,250,000    $1,250,000.00
Mixed Use                          1       3.30      8.470  120.00      .00    75.74   $16,890,000   $16,890,000.00
Mobile Home Park                   2        .57      8.852  119.32      .68    51.99    $2,000,000    $2,939,559.26
Multifamily                       58      38.74      8.529  128.63     2.79    74.24   $27,497,600  $198,372,499.00
Office                            16      11.78      9.081  124.56     1.29    65.49   $10,046,000   $60,343,446.97
Office/R & D                       2       2.90      8.675  118.10      .85    71.37   $11,700,000   $14,839,627.96
Office/Retail                      3       3.10      8.631   82.09     7.00    70.68   $12,450,000   $15,864,021.33
Office/Warehouse                   3        .86      8.946  125.21      .47    71.21    $2,625,000    $4,423,226.48
Retail-Anchored                    9      10.23      8.622  107.66      .43    65.90   $18,000,000   $52,394,339.53
Retail-Single Tenant              14       9.52      9.017  122.56     3.05    65.53   $10,700,000   $48,764,394.13
Retail-Unanchored                 13       8.14      9.081  117.18     4.44    68.72    $6,072,000   $41,688,736.22

Total.....                       136    100.00%      8.744  119.74     2.63    69.35   $27,497,600  $512,102,798.67


                                                    OWNERSHIP INTEREST

                                                                WA                WA     Max. Orig            Total
                                   #          %                Rem       WA     Curr          Loan          Current
Loan Feature                    Loan       Pool        WAC    Term      Age      LTV        Amount          Balance

Fee                              135      96.70      8.754  119.74     2.72    69.13   $27,497,600  $495,212,798.67
Leasehold                          1       3.30      8.470  120.00      .00    75.74   $16,890,000   $16,890,000.00

Total.....                       136    100.00%      8.744  119.74     2.63    69.35   $27,497,600  $512,102,798.67


Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

              Preliminary Computational Materials
                     Collateral Term Sheet


                              TOTAL PREPAYMENT LOCKOUT/ YIELD MAINTENANCE / PENALTY PERIODS

                                                                WA                WA     Max. Orig            Total
                                   #          %            Penalty       WA     Curr          Loan          Current
Remaining Term                  Loan       Pool        WAC   Terms      Age      LTV        Amount          Balance

   48<   Rem Term <=   60          2       2.51      8.030   55.96      .00    73.98    $8,395,000   $12,870,000.00
   60<   Rem Term <=   72          2       4.40      8.571   70.43      .00    57.48   $18,000,000   $22,536,287.89
   72<   Rem Term <=   84          9       8.27      8.728   78.00     6.35    68.97   $12,450,000   $42,356,595.53
   84<   Rem Term <=   96          4       2.10      8.569   94.93      .00    68.89    $5,625,000   $10,750,000.00
   96<   Rem Term <=  108         48      30.71      8.766  108.00      .92    71.46   $11,700,000  $157,279,325.08
  108<   Rem Term <=  120         37      31.05      8.715  115.12     5.15    70.30   $27,497,600  $159,001,416.70
  120<   Rem Term <=  132         21      14.62      8.917  132.00      .81    64.43    $8,916,000   $74,844,864.59
  132<   Rem Term <=  144          1        .56      9.180  138.00     2.00    84.60    $2,888,000    $2,884,949.76
  144<   Rem Term <=  156          1        .20      9.010  156.00     2.00    67.64    $1,030,000    $1,028,158.72
  156<   Rem Term <=  168          7       1.97      8.882  166.91     1.14    65.89    $2,190,000   $10,078,763.65
  168<   Rem Term <=  180          2       2.64      8.850  173.67     1.00    79.77    $9,010,000   $13,516,982.87
  228<   Rem Term <=  240          1        .25      9.220  234.00     2.00    84.91    $1,275,000    $1,273,664.59
  288<   Rem Term <=  300          1        .72      8.490  294.00     5.00    54.30    $3,700,000    $3,681,789.29

Total.....                       136    100.00%      8.744  112.81     2.63    69.35   $27,497,600  $512,102,798.67


                                          RANGE OF DEBT SERVICE COVERAGE RATIOS

                                                              WA                 WA     Max. Orig             Total
            DSCR                   #          %              Rem       WA      Curr       Balance           Current
                                Loan       Pool     WAC     Term      Age       LTV        Amount         Balance<F1>

   1.15-   1.19                    2       0.92   9.168   151.34     2.00     81.60     2,888,000         4,722,795
   1.20-   1.24                    9       6.44   8.913   153.27     2.03     77.39     9,010,000        32,990,359
   1.25-   1.29                   26      19.86   8.893   113.36     2.49     72.11    16,890,000       101,700,910
   1.30-   1.34                   31      22.35   8.779   122.15     1.60     69.04    10,700,000       114,452,759
   1.35-   1.39                   33      29.98   8.577   114.99     3.54     71.48    27,497,600       153,504,161
   1.40-   1.44                   11       8.91   8.656   107.63     1.90     63.33    18,000,000        45,651,432
   1.45-   1.49                    6       3.97   8.760   123.80     0.23     65.47     7,700,000        20,315,474
   1.50-   1.54                    4       1.69   9.037   133.34     0.68     61.00     3,100,000         8,636,176
   1.55-   1.59                    8       2.23   8.612    88.24     5.25     62.23     4,475,000        11,401,409
   1.60-   1.64                    4       1.99   8.667   184.32     3.37     55.54     3,700,000        10,202,374
   2.45-   2.49                    1       1.53   9.000   108.00    12.00     40.89     8,000,000         7,850,184
   2.70-   2.74                    1       0.13   9.280   112.00     8.00     32.13       682,878           674,768

Total..... 1.36                  136    100.00%   8.744   119.74     2.63     69.35   $27,497,600   $512,102,798.67

<F1>Total may differ due to rounding

                                                       PROPERTY AGE

                                                                 WA       WA       WA    Max. Orig            Total
                                     #         %                Rem     Prop     Curr         Loan          Current
         Years                    Loan      Pool     WAC       Term      Age      LTV       Amount          Balance

    0<  Age  <=  12                 58     45.02   8.785     124.14     6.60    70.97  $11,700,000  $230,554,757.39
   12<  Age  <=  24                 46     30.05   8.594     115.69    19.52    68.17  $27,497,600  $153,893,351.12
   24<  Age  <=  36                 24     19.37   8.787     118.39    29.43    67.94  $18,000,000   $99,177,978.00
   36<  Age  <=  48                  3      2.11   9.274     107.08    41.84    66.58   $4,630,000   $10,784,677.76
   48<  Age  <=  60                  1      2.01   8.830      71.00    51.00    60.23  $10,500,000   $10,299,238.58
   60<  Age  <=  72                  1       .27   9.060     179.00    67.00    63.47   $1,400,000    $1,396,336.84
   72<  Age  <=  84                  1       .36   9.150     166.00    74.00    76.90   $1,839,000    $1,837,844.63

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

[RESTUBBED TABLE FROM ABOVE]

              Preliminary Computational Materials
                     Collateral Term Sheet


   84<  Age  <=  96                  2      .81    9.192     171.40    86.00    84.70   $2,888,000    $4,158,614.35

Total.....                         136   100.00%   8.744     119.74    17.59    69.35  $27,497,600  $512,102,798.67



Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                                                 YEAR OF PROPERTY BUILT

                                                          WA                  WA        Max. Orig             Total
       Year                 #         %                  Rem        WA      Curr             Loan           Current
       Built             Loan      Pool       WAC       Term       Age       LTV           Amount           Balance

       1910                 2       .81     9.192     171.40      2.00     84.70       $2,888,000     $4,158,614.35
       1922                 1       .36     9.150     166.00      2.00     76.90       $1,839,000     $1,837,844.63
       1929                 1       .27     9.060     179.00      1.00     63.47       $1,400,000     $1,396,336.84
       1945                 1      2.01     8.830      71.00     12.00     60.23      $10,500,000    $10,299,238.58
       1950                 1       .90     9.200     117.00      3.00     66.93       $4,630,000     $4,617,925.32
       1953                 1       .35     9.325     141.00      3.00     65.57       $1,775,000     $1,770,466.42
       1959                 1       .86     9.330      83.00      1.00     66.61       $4,400,000     $4,396,286.02
       1960                 1       .18     8.680      84.00       .00     40.65         $935,000       $935,000.00
       1961                 4      1.30     9.024     116.59       .86     62.31       $3,200,000     $6,640,481.96
       1963                 2      2.37     8.629     133.51       .59     72.04       $7,125,000    $12,114,236.83
       1965                 2      3.63     8.518     119.82       .18     75.23      $16,890,000    $18,609,808.52
       1966                 1       .32     9.260     115.00      5.00     63.19       $1,650,000     $1,642,844.47
       1967                 2      3.79     8.624      79.42       .44     56.63      $18,000,000    $19,384,737.80
       1968                 2      1.62     8.998     118.54      1.46     73.04       $6,072,000     $8,311,465.94
       1969                 5      2.69     9.087     115.64      4.36     69.37       $7,725,000    $13,772,833.19
       1970                 4      3.17     8.929     157.10      3.67     70.52       $5,550,000    $16,255,569.29
       1971                 1       .30     8.520     120.00       .00     68.68       $1,511,000     $1,511,000.00
       1972                 6      6.75     8.712     108.21      6.38     60.74      $12,450,000    $34,566,153.86
       1973                 6      2.64     8.558     106.85      2.39     75.83       $6,300,000    $13,495,132.67
       1974                 4      6.58     7.895     111.33      8.67     75.97      $27,497,600    $33,709,150.05
       1975                 3      1.00     9.199     125.90      3.24     68.14       $2,360,000     $5,111,166.66
       1976                 1       .27     9.190     141.00      3.00     67.63       $1,390,000     $1,386,368.95
       1977                 2      1.09     8.812     117.17      2.83     78.36       $4,645,000     $5,579,241.44
       1978                 2       .58     8.898     118.58      1.42     69.48       $1,900,000     $2,946,179.97
       1979                 2      1.44     8.516     120.00       .00     67.75       $5,625,000     $7,385,000.00
       1980                 3       .71     9.011     137.91       .82     68.56       $1,850,000     $3,645,758.04
       1981                 6      3.03     8.920     133.39      2.01     71.09       $4,650,000    $15,529,421.59
       1982                 6      2.96     8.977     124.17       .77     53.05       $5,050,000    $15,161,244.62
       1983                 5      3.00     8.727     109.49       .96     69.21       $4,850,000    $15,378,533.27
       1984                 5      3.73     8.423     122.64       .59     74.08       $5,650,000    $19,112,707.33
       1985                 5      4.18     8.350     128.80       .72     73.16       $9,800,000    $21,423,759.61
       1986                 8      6.15     8.665     116.99      2.50     71.42       $8,395,000    $31,487,753.46
       1987                 2      3.26     8.548     120.00       .00     71.92      $11,700,000    $16,700,000.00
       1988                 8      4.86     9.074     122.98      1.05     71.35       $7,850,000    $24,866,781.17
       1989                 2      1.07     9.078     119.18       .82     62.03       $3,250,000     $5,491,406.62
       1990                 5      1.89     8.614      98.75      2.01     69.91       $4,475,000     $9,654,272.89
       1991                 4      3.47     9.081     114.07      4.77     69.36       $7,700,000    $17,748,365.91
       1992                 3      4.21     8.796     118.46      1.54     72.75      $10,200,000    $21,544,433.23
       1993                 3      3.70     9.101     145.28      3.21     78.04       $9,010,000    $18,961,110.41
       1994                 6      4.16     8.927     133.95       .65     67.47      $10,700,000    $21,313,325.07
       1995                 7      4.34     8.888     133.85      1.25     64.03       $7,500,000    $22,250,841.69

Total.....                136   100.00%     8.744     119.74      2.6369.35           $27,497,600   $512,102,798.67


Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

              Preliminary Computational Materials
                     Collateral Term Sheet

PREPAYMENT LOCKOUT/PREMIUM ANALYSIS <F1>

 Months Since Cutoff:
              0      12      24      36      48      60     72      84      96     108     120     132     144     156     168   180
 % IN STATUS:
 Lock Out:
          27.8%   27.9%   27.2%   25.4%   21.6%   10.6%   3.8%    2.9%    3.0%    3.1%    0.0%    0.0%    0.0%    0.0%    0.0%  0.0%
 Maximum of Yield Maintenance and:
  5.00%   33.1%   33.1%   33.0%   33.0%   33.0%   31.5%  31.4%   34.7%   26.9%   10.1%   20.3%    2.0%    4.3%    2.7%    0.8%  0.0%
  3.00%    7.4%    7.4%    7.4%    7.4%    7.4%    7.6%   6.0%    6.7%    5.1%    2.0%    7.9%    0.0%    0.0%    0.0%    0.0%  0.0%
  2.00%    4.9%    4.9%    5.0%    5.0%    5.0%    6.6%   6.8%    7.5%    7.5%    3.7%    0.0%    0.0%    0.0%    0.0%    0.0%  0.0%
  1.00%   23.4%   23.3%   24.0%   25.5%   23.0%   26.8%  31.4%   30.7%   30.5%   18.1%    0.0%    0.0%    0.0%    0.0%    0.0%  0.0%
  0.00%    2.5%    2.5%    2.5%    2.5%    2.5%    7.9%   8.8%    9.8%    9.9%    9.7%   27.0%   28.3%   47.9%   49.2%   47.7%100.0%
 -----------------------------------------------------------------------------------------------------------------------------------
 Total in Yield Maintenance:
          71.2%   71.1%   71.8%   73.3%   70.9%   80.5%  84.3%   89.3%   79.9%   43.7%   55.2%   30.3%   52.2%   51.9%   48.5%100.0%
 Sum Of Yield Maintenance/Lockout:
          99.0%   99.0%   99.0%   98.7%   92.5%   91.1%  88.1%   92.3%   82.9%   46.8%   55.2%   30.3%   52.2%   51.9%   48.5%100.0%
 Prepayment Penalty:
  5.00%    0.0%    0.0%    0.0%    0.0%    0.0%    0.5%   0.2%    0.0%    7.5%   17.7%   16.7%   18.4%    0.0%    0.0%    0.0%  0.0%
  4.00%    0.0%    0.0%    0.0%    0.0%    0.0%    0.9%   0.4%    0.0%    0.0%    0.2%   18.2%    1.8%    0.0%    0.0%    0.0%  0.0%
  3.00%    0.0%    0.0%    0.0%    0.3%    6.2%    0.0%   3.0%    2.8%    1.6%    2.2%    1.0%   13.3%    4.8%    0.0%    0.0%  0.0%
  2.00%    1.0%    1.0%    1.0%    1.0%    1.3%    7.3%   1.6%    4.9%    3.6%    5.6%    4.9%    1.0%   14.1%    4.5%    0.0%  0.0%
  1.00%    0.0%    0.0%    0.0%    0.0%    0.0%    0.3%   1.3%    0.0%    4.4%    1.8%    0.0%    0.0%    2.9%   13.9%    4.3%  0.0%
 -----------------------------------------------------------------------------------------------------------------------------------
 Total With Prepayment Penalty:
           1.0%    1.0%    1.0%    1.3%    7.5%    8.9%   6.4%    7.7%   17.1%   27.5%   40.8%   34.4%   21.8%   18.3%    4.3%  0.0%
 No Prepayment (Or Missing):
           0.0%    0.0%    0.0%    0.0%    0.0%    0.0%   5.5%    0.0%    0.0%   25.7%    4.0%   35.3%   26.1%   29.7%   47.2%  0.0%
 Total:
         100.0%  100.0%  100.0%  100.0%  100.0%  100.0% 100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%100.0%
 Pool Factor:
         100.0%  98.7%  97.3%  95.7%  94.1%  89.9% 86.0% 75.7% 73.4% 68.8% 17.1%  15.9%  5.4%  5.1%  4.4%  0.7%

<F1> This table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on December 1, in each of the years indicated, will be within a Lockout Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" for the assumptions used in preparing this table.


Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                Preliminary Computational Materials
                 Preliminary Structural Term Sheet



                                 Structure of the Offered Certificates

====================================================================================================================================

Cert.         Approx.       Rating       Type Cert.   Initial      Avg. Life:     Area of      Princ. Window           %
 Class      $ Class Size    Fitch /                   Coupon     to Call / to     Spread    (years) to Call /        Credit
                            Moody's                                Maturity       (bps)        to Maturity           Support

  A-1       $143,492,076   AAA / Aaa2       P&I        FIXED         5.505 /      50 - 55      0.097 - 8.681          30.5
                                                                      5.505                   / 0.097 - 8.681            %
----------------------------------------------------------------------------------------------------------------------------
  A-2       $212,419,370   AAA / Aaa2       P&I        FIXED         9.679 /      70 - 75     8.681 - 10.097          30.5
                                                                      9.679                  / 8.681 - 10.097            %
----------------------------------------------------------------------------------------------------------------------------
   B         $30,726,168    AA / Aa2        P&I        FIXED        10.097 /      80 - 85     10.097 - 10.097         24.5
                                                                     10.097                  / 10.097 - 10.097           %
----------------------------------------------------------------------------------------------------------------------------
   C         $28,165,654     A / A2         P&I        FIXED        10.097 /      90 - 95     10.097 - 10.097         19.0
                                                                     10.097                  / 10.097 - 10.097           %
----------------------------------------------------------------------------------------------------------------------------
   D         $23,044,626   BBB / Baa2       P&I        FIXED        10.726 /     110 - 115    10.097 - 11.514         14.5
                                                                     10.781                  / 10.097 - 11.764           %
----------------------------------------------------------------------------------------------------------------------------
   E          $7,681,542    BBB- / NR       P&I        FIXED        11.514 /     140 - 150    11.514 - 11.514         13.0
                                                                     11.817                  / 11.764 - 11.847
====================================================================================================================================



      Classes A-EC, F, G, H, J, K-1 and K-2, with an aggregate Certificate balance of approximately $66.6 million will be privately placed.


    Underwriters: Prudential Securities Incorporated ("PSI")
              Deutsche Morgan Grenfell, Inc. ("DMG")
              Llama Company, L.P. ("Llama")

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. PSI, DMG, Llama, Midland Loan Services, L.P., or their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, PSI and certain of its affiliates may be providing currently investment banking and other services to the issuer of such securities and the borrowers and their affiliates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                Preliminary Computational Materials
                 Preliminary Structural Term Sheet


PRELIMINARY TERM SHEET

Approximate Deal Size:       $512.1 million, 136 mortgage loans.
Depositor:                   Midland Realty Acceptance Corporation
                             ("MRAC"), a Missouri corporation and wholly owned
                             subsidiary of Midland Loan Services, L.P.,
                             a Missouri limited partnership.
Rating Agencies:             Moody's Investors Service, Inc. ("Moody's")
                             Fitch Investors Service, Inc. ("Fitch")
Publicly Offered Securities: Class A-1           AAA / Aaa
                             Class A-2           AAA / Aaa
                             Class B              AA / Aa2
                             Class C               A / A2
                             Class D             BBB / Baa2
                             Class E            BBB- / NR
Underwriters:                Prudential Securities Incorporated ("PSI")
                             Deutsche Morgan Grenfell, Inc. ("DMG")
                             Llama Company, L.P. ("Llama")
Mortgage Loan Sellers:       Midland Commercial Financing Corp.
                             German American Capital Corporation, an
                             affiliate of Deutsche Morgan Grenfell, Inc.
                             Boston Capital Mortgage Company, a limited
                             partnership and an affiliate of Llama
Master Servicer:             Midland Loan Services, L.P., a Missouri
                             limited partnership.
Special Servicer:            Midland Loan Services, L.P., a Missouri
                             limited partnership.
Trustee:                     LaSalle National Bank, a nationally chartered
                             bank with its principal offices in Chicago,
                             Illinois.
Fiscal Agent:                ABN Amro Bank, N.V., a Netherlands banking
                             corporation and parent of the Trustee. The
                             Fiscal Agent will be obligated to make any
                             principal and interest advances required to be
                             made in the event that the Master Servicer and the
                             Trustee default in the performance of their
                             obligations to make such advances.
Cut-Off Date:                On or about December 1, 1996
Closing Date:                On or about December 23, 1996
The Mortgage Pool:           The Mortgage Pool will consist of 136 whole
                             mortgage  loans (the  "Mortgage  Loans") with an
                             original principal balance of approximately $512.1
                             million.  The estimated cut-off date balances of
                             the Mortgage Loans range from  approximately
                             $620,000, to approximately $27.3 million,  and the
                             average principal balance of the Mortgage
                             Loans is approximately $3.8 million.  In the
                             Mortgage Pool, 131 of the Mortgage Loans,
                             representing approximately 97.4% of the original
                             principal balance, are balloons, and the
                             remaining five Mortgage Loans, representing
                             approximately 2.6% of the original principal
                             balance, fully amortize. The weighted average
                             Balloon  LTV is expected to be approximately 57.3%.
Principal Distributions:     All principal payments (scheduled,
                             balloons and prepayments) will be distributed to the various classes in the MRAC 1996-C2 Series sequentially by credit seniority.


Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. PSI, DMG, Llama, Midland Loan Services, L.P., or their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, PSI and certain of its affiliates may be providing currently investment banking and other services to the issuer of such securities and the borrowers and their affiliates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                Preliminary Computational Materials
                 Preliminary Structural Term Sheet


Allocation of Prepayment Penalties
   & Yield Maintenance Premiums:   Fixed percentage penalties will
                                   be distributed exclusively to Class A-EC
                                   Certificate-holders.  Yield Maintenance
                                   premiums will be split between Class A-EC and tranche or tranches receiving principal prepayment. The principal-receiving bond will be made-whole to its pass-through rate.
                                   Premiums received in excess of this will be distributed to Class A-EC.

Distribution Date:               The 25th day of each month, or if the 25th day
                                 is not a Business Day, the Business Day
                                 immediately following the 25th day.
Denominations:                   The Subordinated Certificates will be issued
                                 in minimum denominations of $100,000.00 and
                                 multiples of $1,000.00 in excess thereof.
Extension Advisor:               THERE WILL BE NO EXTENSION ADVISOR.
Auction Call:                    If the REMIC Trust Fund for these Certificates
                                 has not been earlier  terminated,  the Trustee
                                 shall on the Distribution  Date  occurring in
                                 June of each year from and including 2008, and
                                 on any date after the Distribution Date
                                 occurring in June 2008 on which the Trustee
                                 receives an unsolicited bona fide offer to
                                 purchase all (but not less than all) of the
                                 Mortgage Loans (each, an "Auction
                                 Valuation Date"), request that four independent
                                 financial advisory, investment banking or
                                 investment brokerage firms nationally
                                 recognized in the field of real estate analysis
                                 and  reasonably  acceptable to the Master
                                 Servicer and the Special Servicer, provide the
                                 Trustee with an estimated value at which the
                                 Mortgage  Loans and all other  property
                                 acquired in respect of any Mortgage Loan in the
                                 REMIC Trust Fund could be sold pursuant to an
                                 auction. If the aggregate value of the Mortgage
                                 Loans and all other property acquired
                                 in respect  of any  Mortgage  Loan,  as
                                 determined  by the average of the three
                                 highest  such  estimates,  equals or
                                 exceeds the aggregate amount of the Certificate
                                 Balances of all Certificates  outstanding on
                                 the Auction Valuation Date plus accrued
                                 interest and expenses, the Trustee shall
                                 conduct an auction of the Mortgage  Loans and
                                 such property and thereby effect a termination
                                 of the REMIC Trust Fund and early retirement of
                                 the then outstanding  Certificates.
                                 The Trustee shall accept no bid lower than the
                                 Certificate Balances of all Certificates
                                 outstanding on the Auction Valuation Date plus
                                 accrued interest and expenses.
Optional Termination:            The Special Servicer, Master
                                 Servicer, Depositor and any holder of the residual class of Certificates (the "Residual
                                 Class")  representing more than
                                 a 50% interest of the Residual Class will each have the option to purchase, at the purchase price to be specified at a later date, all of the Mortgage Loans, and all property acquired through exercise of remedies in respect of any Mortgage Loans, remaining in the REMIC Trust Fund, and thereby effect a termination of the REMIC Trust Fund and early retirement of the then outstanding
                                 Certificates, on any Distribution Date on which the aggregate scheduled principal balance of the Mortgage Loans remaining in the REMIC Trust Fund is less than 10% of the initial principal balance of the Mortgage Pool.



Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources believed to be reliable, none of Midland Realty Acceptance Corp. ("MRAC"), Prudential Securities Incorporated ("PSI"), Deutsche Morgan Grenfell, Inc. ("DMG"), or Llama Company L.P. ("Llama"), makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. PSI, DMG, Llama, Midland Loan Services, L.P., or their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, PSI and certain of its affiliates may be providing currently investment banking and other services to the issuer of such securities and the borrowers and their affiliates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


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